    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 1997

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               AMF BOWLING, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                           7933,3949                           13-3873268
    (STATE OR OTHER JURISDICTION        (PRIMARY STANDARD INDUSTRIAL              (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)             IDENTIFICATION NO.)

                                 8100 AMF DRIVE

                            RICHMOND, VIRGINIA 23111
                                 (804) 730-4000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                               DOUGLAS J. STANARD

                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               AMF BOWLING, INC.
                                 8100 AMF DRIVE
                            RICHMOND, VIRGINIA 23111
                                 (804) 730-4000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                 DANIEL A. NEFF, ESQ.                             ROBERT E. BUCKHOLZ, JR., ESQ.
            WACHTELL, LIPTON, ROSEN & KATZ                             SULLIVAN & CROMWELL
                 51 WEST 52ND STREET                                     125 BROAD STREET
                  NEW YORK, NY 10019                                    NEW YORK, NY 10004
                    (212) 403-1000                                        (212) 558-4000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-34099

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                         PROPOSED MAXIMUM     PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF          AMOUNT TO BE       AGGREGATE OFFERING   OFFERING PRICE PER      AMOUNT OF
  SECURITIES TO BE REGISTERED      REGISTERED(1)(2)            PRICE                SHARE          REGISTRATION
------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value per
  share.........................   1,150,000 shares       $22,425,000.00           $19.50            $6,795.00
==================================================================================================================

(1) Includes shares issuable upon exercise of the Underwriters' over-allotment option. See "Underwriting".

(2) The shares of Common Stock are not being registered for the purposes of sales outside the United States.
                            ------------------------

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.
================================================================================

                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-34099) filed by AMF Bowling, Inc. with the Securities and Exchange Commission on August 21, 1997, as amended, which was declared effective by the Commission on October 30, 1997, including the exhibits thereto, are incorporated herein by reference.

EXHIBIT INDEX TO REGISTRATION STATEMENT ON FORM S-1

     (a) Exhibits.

 *5.1    Opinion of Wachtell, Lipton, Rosen & Katz regarding the legality of the Common
         Stock.
*23.1    Consent of Arthur Andersen LLP.
*23.2    Consent of Price Waterhouse LLP.
*23.3    Consent of Todres & Sheiffer.
*23.4    Consent of Wachtell, Lipton, Rosen & Katz (contained in Exhibit 5.1).
*24.1    Powers of Attorney (included on Signature Page).

---------------
* Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 4th day of November, 1997.

                                          AMF BOWLING, INC.

                                          By:   /s/ DOUGLAS J. STANARD
                                          --------------------------------------
                                           Name: Douglas J. Stanard
                                           Title: President and Chief Executive
                                                  Officer

                               POWER OF ATTORNEY

     Each of the undersigned officers and directors of AMF Bowling, Inc., a Delaware corporation, hereby constitutes and appoints Douglas J. Stanard and Stephen E. Hare and each of them, severally, as his attorney-in-fact and agent, with full power of substitution and resubstitution, in his name and on his behalf, to sign in any and all capacities this Registration Statement and any and all amendments (including post-effective amendments) and exhibits to this Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including posteffective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

NAME                                        TITLE                           DATE
------------------------------------------  ------------------------------  -----------------

                    *                       Chairman and Director           November 4, 1997
------------------------------------------
           Richard A. Friedman

                    *                       Director                        November 4, 1997
------------------------------------------
            Terence M. O'Toole

                    *                       Director                        November 4, 1997
------------------------------------------
            Peter M. Sacerdote

                    *                       President, Chief Executive      November 4, 1997
------------------------------------------    Officer and Director
            Douglas J. Stanard

                    *                       Executive Vice President,       November 4, 1997
------------------------------------------    Chief Financial Officer, and
             Stephen E. Hare                  Treasurer (Principal
                                              Financial Officer and
                                              Principal Accounting
                                              Officer) and Director

                    *                       Director                        November 4, 1997
------------------------------------------
             Charles M. Diker

                    *                       Director                        November 4, 1997
------------------------------------------
             Paul B. Edgerley

                    *                       Director                        November 4, 1997
------------------------------------------
             Howard A. Lipson

                    *                       Director                        November 4, 1997
------------------------------------------
            Thomas R. Wall IV

       *By: /s/ DOUGLAS J. STANARD
------------------------------------------
             Attorney-In-Fact